Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

JUNE 2024 MONTHLY DIVIDEND AND

MAY 31, 2024 RMBS PORTFOLIO CHARACTERISTICS

●	June 2024 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of May 31, 2024
●	Next Dividend Announcement Expected July 10, 2024

Vero Beach, Fla., June 11, 2024 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of June 2024. The dividend of $0.12 per share will be paid July 30, 2024 to holders of record of the Company’s common stock on June 28, 2024, with an ex-dividend date of June 28, 2024. The Company plans on announcing its next common stock dividend on July 10, 2024.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of June 11, 2024, the Company had 62,821,552 shares of common stock outstanding. As of May 31, 2024, the Company had 62,269,788 shares of common stock outstanding. As of March 31, 2024, the Company had 52,826,169 shares of common stock outstanding.

The Company also announced that it and Bimini Advisors, LLC (“Bimini”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with J.P. Morgan Securities LLC, Citizens JMP Securities, LLC and JonesTrading Institutional Services LLC (collectively, the “Sales Agents”) on June 11, 2024, pursuant to which the Company may offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of common stock (the “Shares”).

Pursuant to the Equity Distribution Agreement, the Shares may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or in negotiated transactions (which may include block trades). Under the Equity Distribution Agreement, the Sales Agents will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through the Sales Agents. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement and may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Company has used "at the market" offering programs in the past as a low-cost and effective method to raise equity capital to be strategically deployed into Agency RMBS in conjunction with the Company’s core investment strategy.  The Company generally prefers such programs over more costly follow-on offerings absent extenuating circumstances and market conditions.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of May 31, 2024 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions, the offer and sale of shares of common stock under the Equity Distribution Agreement or follow-on offerings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Mar-24 -
									May-24	May-24
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in June)	in June)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$1,353,113	$1,153,213	26.12%	85.23	3.00%	3.46%	38	316	5.5%	5.3%	$36,254	$(36,597)
30yr 3.5	187,768	167,711	3.80%	89.32	3.50%	4.04%	51	297	9.3%	7.0%	4,748	(4,794)
30yr 4.0	548,681	499,290	11.31%	91.00	4.00%	4.78%	28	329	4.9%	6.3%	13,391	(14,162)
30yr 4.5	325,706	305,911	6.93%	93.92	4.50%	5.45%	23	334	10.2%	9.9%	6,692	(7,305)
30yr 5.0	537,372	517,844	11.73%	96.37	5.00%	5.93%	21	335	7.3%	5.9%	10,775	(11,967)
30yr 5.5	267,218	264,504	5.99%	98.98	5.50%	6.43%	14	344	13.3%	6.0%	4,840	(5,550)
30yr 6.0	622,308	625,714	14.17%	100.55	6.00%	6.98%	10	345	8.5%	9.5%	8,586	(10,361)
30yr 6.5	514,683	524,928	11.89%	101.99	6.50%	7.41%	8	349	8.1%	9.8%	5,505	(6,907)
30yr 7.0	328,309	339,004	7.68%	103.26	7.00%	7.95%	7	349	23.5%	19.3%	2,513	(3,391)
30yr Total	4,685,158	4,398,119	99.63%	93.87	4.68%	5.45%	24	332	7.9%	7.1%	93,304	(101,034)
Total Pass Through RMBS	4,685,158	4,398,119	99.63%	93.87	4.68%	5.45%	24	332	7.9%	7.1%	93,304	(101,034)
Structured RMBS
IO 20yr 4.0	8,044	759	0.02%	9.43	4.00%	4.57%	149	85	10.9%	8.9%	4	(4)
IO 30yr 3.0	2,731	323	0.01%	11.82	3.00%	3.64%	112	238	0.8%	7.4%	1	(1)
IO 30yr 4.0	77,188	14,159	0.32%	18.34	4.00%	4.60%	117	234	8.1%	6.6%	(146)	107
IO 30yr 4.5	3,327	612	0.01%	18.40	4.50%	4.99%	167	179	5.5%	6.1%	(1)	(1)
IO 30yr 5.0	1,835	364	0.01%	19.82	5.00%	5.36%	167	181	0.9%	1.0%	(3)	1
IO Total	93,125	16,217	0.37%	17.41	4.01%	4.60%	122	218	7.9%	6.7%	(144)	102
IIO 30yr 4.0	25,268	188	0.00%	0.75	0.00%	4.40%	80	268	0.7%	1.2%	72	(57)
Total Structured RMBS	118,393	16,405	0.37%	13.86	3.15%	4.55%	113	229	6.4%	5.5%	(72)	45

Total Mortgage Assets	$4,803,551	$4,414,524	100.00%		4.64%	5.42%	26	329	7.8%	7.0%	$93,232	$(100,989)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(100,000)	Mar-26	$(750)	$750
5-Year Treasury Future(2)	(421,500)	Sep-24	(8,480)	8,282
10-Year Treasury Future(3)	(62,500)	Sep-24	(1,945)	1,906
Swaps	(2,936,800)	Jun-30	(75,255)	72,523
TBA	(500,000)	Jun-24	(13,860)	14,216
Swaptions	(9,400)	Sep-24	508	86
Hedge Total	$(4,030,200)		$(99,782)	$97,763
Rate Shock Grand Total			$(6,550)	$(3,226)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $105.80 at May 31, 2024. The market value of the short position was $446.0 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $108.80 at May 31, 2024. The market value of the short position was $68.0 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of May 31, 2024
Fannie Mae	$2,792,509	63.3%
Freddie Mac	1,622,015	36.7%
Total Mortgage Assets	$4,414,524	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of May 31, 2024
Non-Whole Pool Assets	$133,198	3.0%
Whole Pool Assets	4,281,326	97.0%
Total Mortgage Assets	$4,414,524	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of May 31, 2024	Borrowings	Debt	Rate	in Days	Maturity
RBC Capital Markets, LLC	$269,405	6.8%	5.46%	13	6/13/2024
J.P. Morgan Securities LLC	246,914	6.2%	5.46%	6	6/24/2024
Banco Santander SA	244,038	6.1%	5.46%	30	7/22/2024
Cantor Fitzgerald & Co	240,022	6.0%	5.45%	45	7/15/2024
DV Securities, LLC Repo	226,883	5.7%	5.45%	43	7/15/2024
Marex Capital Markets Inc.	219,708	5.5%	5.45%	15	6/17/2024
ABN AMRO Bank N.V.	218,149	5.5%	5.46%	30	8/29/2024
ASL Capital Markets Inc.	213,654	5.4%	5.44%	47	7/29/2024
Bank of Montreal	206,351	5.2%	5.45%	13	6/13/2024
Mitsubishi UFJ Securities (USA), Inc	206,193	5.2%	5.47%	61	8/29/2024
Wells Fargo Bank, N.A.	200,100	5.0%	5.46%	45	7/15/2024
Citigroup Global Markets Inc	197,910	5.0%	5.45%	24	6/24/2024
Mirae Asset Securities (USA) Inc.	189,441	4.8%	5.46%	20	6/24/2024
Merrill Lynch, Pierce, Fenner & Smith	185,916	4.7%	5.48%	14	6/27/2024
Daiwa Securities America Inc.	165,971	4.2%	5.45%	24	6/24/2024
StoneX Financial Inc.	159,516	4.0%	5.46%	46	7/16/2024
Goldman, Sachs & Co	150,734	3.8%	5.44%	20	6/20/2024
South Street Securities, LLC	150,292	3.8%	5.45%	48	8/13/2024
Clear Street LLC	149,939	3.8%	5.45%	37	7/15/2024
ING Financial Markets LLC	124,310	3.1%	5.46%	13	6/13/2024
Lucid Cash Fund USG LLC	16,896	0.4%	5.46%	13	6/13/2024
Total Borrowings	$3,982,342	100.0%	5.46%	29	8/29/2024

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400